UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                           ACT OF 1934 Date of Report
                 (Date of earliest reported) November 14, 2000

                               HEALTHEXTRAS, INC.
             (Exact name of registrant as specified in its charter)

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

     Delaware                           1-15535              52-2181356
     --------                           --------             ----------
 (State or other jurisdiction of        (Commission          (IRS Employer
incorporation or organization)          File Number)         Identification No.)
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          2273 Research Boulevard, 2nd Floor, Rockville, Maryland 20850
          -------------------------------------------------------------
               (Address of principal executive offices, zip code)

                                 (301) 548-2900
                (Registrant's phone number, including area code)

                                 Not Applicable
               --------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


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 Item 5. OTHER EVENTS

     On November 14, 2000, HealthExtras, Inc. (the "Company") issued a press release, which reported that it had acquired a controlling interest in International Pharmacy Management, Inc. A copy of this press release is attached as Exhibit 99.1 A copy of the related Securities Purchase Agreement is attached as Exhibit 10.11

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c) Exhibits. (Filed Herewith)

         Exhibit No.          Description
         -----------          ------------
          10.11 Securities Purchase Agreement by and among HealthExtras, Inc. as the Purchaser and TD
                             Javelin Capital Fund, L.P., Meriken Nominees, LTD, et al. as the Sellers
          99.1               IPM Press Release



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        HEALTHEXTRAS, INC.

Date:  November 21, 2000           By:  /s/ Michael P. Donovan
                                       -------------------------------
                                        Michael P. Donovan
                                        Chief Financial Officer and
                                        Chief Accounting Officer


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